UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2017
Date of Report (Date of earliest event reported)

GMCI CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54629	43-2110431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 1 Tower 1 Avenue 3 The Horizon Bangsar South City Kuala Lumpur, Malaysia	59200
(Address of principal executive offices)	(Zip Code)

(416) 214-1483
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a) Since December 21, 2015, BF Borgers CPA PC (“BF Borgers”) has been the independent registered public accounting firm of GMCI Corp. (the "Company"). On June 12, 2017, the Company notified BF Borgers that it was dismissing them as the Company’s independent registered public accounting firm. The Company’s Board of Directors (the “Board”) approved this action.

Other than an explanatory paragraph included in BF Borgers’ audit report for the Company's fiscal years ended December 31, 2015 and 2014, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of BF Borgers on the Company's financial statements for fiscal years ended December 31, 2015 and 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's transition fiscal period ended June 30, 2016 and fiscal year ended December 31, 2015 and through June 12, 2017, there were no disagreements (as defined in item 304 of Regulation S-K) with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF Borgers, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

The Company furnished BF Borgers with a copy of this disclosure on June 14, 2017, providing BF Borgers with the opportunity to furnish the Company with a letter addressed to the Commission stating whether they agree with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which they do not agree.  A copy of the BF Borgers letter addressed to the Commission is filed as Exhibit 16.1 to this Report.

(b) On June 12, 2017, the Company engaged LJ Soldinger Associates with offices located in Deer Park, Illinois (“Soldinger”) as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the transition fiscal period ended June 30, 2016, and then through June 12, 2017, neither the Company nor anyone acting on its behalf consulted with Soldinger regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Soldinger on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with BF Bogers or a reportable event with respect to BF Bogers.

Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

On May 31, 2017, the Board the Company, accepted the resignation from Dr. Brian Kee Mun Wong as the Company’s Chief Marketing Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Date	Document

16.01	June 14, 2017	BF Borgers CPA PC Letter addressed to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMCI CORP.

Date: June 16, 2017	/s/ Calvin Chin
Calvin Chin
Chief Executive Officer